UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

ICTV BRANDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

489 Devon Park Drive, Suite 306

Wayne, PA 19087

(Address of principal executive offices)

484-598-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 27, 2017, ICTV Brands Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that on January 23, 2017, the Company and its wholly-owned subsidiary ICTV Holdings, Inc., a Nevada corporation (“ICTV Holdings”) completed the purchase of substantially all the assets of PhotoMedex, Inc., a Nevada corporation (“PhotoMedex”) and its subsidiaries, Radiancy, Inc., a Delaware corporation (“Radiancy”), PhotoTherapeutics Ltd., a private limited company limited by shares, incorporated under the laws of England and Wales (“PHMD UK”), and Radiancy (Israel) Limited, a private corporation incorporated under the laws of the State of Israel (“Radiancy Israel” and, together with PhotoMedex, Radiancy, and PHMD UK, the “PHMD Sellers”), pursuant to an asset purchase agreement, dated October 4, 2016, by and between the Company, ICTV Holdings and the PHMD Sellers, as amended by the first amendment thereto dated January 23, 2017. Such transaction is referred to herein as the “PHMD Acquisition.”

This Current Report on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information with respect to the PHMD Acquisition under Item 9.01(a), (b) and (d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of PhotoMedex as of December 31, 2016 and December 31, 2015 and the related audited consolidated statements of comprehensive loss, changes in equity (deficit), and cash flows for the years ended December 31, 2016 and December 31, 2015, and the related notes thereto, and the report of Fahn Kanne & Co. Grant Thornton Israel, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Data

The narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the PHMD Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

99.1	Audited consolidated balance sheets of PhotoMedex, Inc., as of December 31, 2016 and December 31, 2015 and the related audited consolidated statements of comprehensive loss, changes in equity (deficit), and cash flows for the years ended December 31, 2016 and December 31, 2015, and the related notes thereto.

99.2	Narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the PHMD Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICTV BRANDS INC.

Date: April 10, 2017	/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit

99.1	Audited consolidated balance sheets of PhotoMedex, Inc., as of December 31, 2016 and December 31, 2015 and the related audited consolidated statements of comprehensive loss, changes in equity (deficit), and cash flows for the years ended December 31, 2016 and December 31, 2015, and the related notes thereto.

99.2	Narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the PHMD Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of December 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, and the related notes thereto.